                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               Chico's FAS, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          [COMPANY LOGO TO BE INSERTED]





                                CHICO'S FAS, INC.
                               11215 Metro Parkway
                            Ft. Myers, Florida 33912

                                                                  April 30, 2001

TO OUR STOCKHOLDERS:

         You are cordially invited to attend our 2001 annual meeting of stockholders which will be held at the Sanibel Harbour Resort, 17260 Harbour Pointe Drive, Fort Myers, Florida, on June 19, 2001 at 2:00 P.M., local time.

         This year we have selected the Sanibel Harbour Resort as the venue for the annual meeting because we believe it offers a particularly nice setting for the meeting. I look forward to this opportunity to let you become better acquainted with Chico's, our directors and officers, our achievements and our plans for the future.

         Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. This way, your shares will be voted as you direct even if you can't attend the meeting.

                                            MARVIN J. GRALNICK

                                            Chief Executive Officer, President
                                              and Chairman of the Board

                          [COMPANY LOGO TO BE INSERTED]




                                CHICO'S FAS, INC.
                               11215 Metro Parkway
                            Ft. Myers, Florida 33912

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 19, 2001

To the Stockholders of Chico's FAS, Inc.:

TIME              2:00 P.M., Local Time, on Tuesday, June 19, 2001

PLACE             Sanibel Harbour Resort
                  17260 Harbour Pointe Drive
                  Fort Myers, Florida

ITEMS
OF BUSINESS       1. To elect two Class II directors, each to serve for a
                     three-year term;

                  2. To ratify the appointment of Arthur Andersen LLP as the
                     Company's independent certified public accountants for the fiscal year ending February 2, 2002;

                  3. To ratify the amendment of the 1993 Employee Stock Purchase
                     Plan;

                  4. To vote upon a proposal to amend the Company's Amended and
                     Restated Articles of Incorporation to increase the Company's authorized Common Stock from 50,000,000 shares to 100,000,000 shares; and

                  5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE       You can vote if you are a shareholder of record on April 25,
                  2001.

ANNUAL REPORT     Our 2000/2001 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

PROXY VOTING      It is important that your shares be represented and voted at the Annual Meeting. Please vote by dating, signing and mailing the enclosed proxy promptly in the enclosed postage paid pre-addressed envelope. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy.

                                           By Order of the Board of Directors,


                                           CHARLES J. KLEMAN, Secretary
April 30, 2001

                          [COMPANY LOGO TO BE INSERTED]





                                CHICO'S FAS, INC.
                               11215 Metro Parkway
                            Ft. Myers, Florida 33912

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 19, 2001


To the Stockholders of                                            April 30, 2001
Chico's FAS, Inc.:

         These proxy materials are delivered in connection with the solicitation by the Board of Directors of Chico's FAS, Inc. ("Chico's," the "Company," "we," or "us"), a Florida corporation, of proxies to be voted at our 2001 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

         You are invited to attend our Annual Meeting of Stockholders on June 19, 2001, beginning at 2:00 P.M., Local Time. The Annual Meeting will be held at the Sanibel Harbour Resort,17260 Harbour Pointe Drive, Fort Myers, Florida. Stockholders will be admitted beginning at 1:30 P.M.

         It is important that proxies be returned promptly to avoid unnecessary expense to the Company. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares of stock you own, please date, sign and return the enclosed proxy promptly.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE MEETING?

         At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during the fiscal year ended February 3, 2001 and respond to questions from stockholders.

WHEN ARE THESE MATERIALS BEING MAILED?

         This Proxy Statement, form of proxy and voting instructions are being mailed starting on approximately May 9, 2001.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, April 25, 2001, are entitled to receive notice of the annual meeting and to vote at the Annual Meeting (or any adjournment or postponement thereof) the shares of common stock that they held on that date. As of that date, there were 17,700,819 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Shares of common stock, par value $.01 per share (the "Common Stock") are the only outstanding voting securities of the Company. The above number of shares outstanding does not reflect the 3 for 2 stock split to be effected on or about May 16, 2001. Votes will be counted based on the number of shares outstanding on the record date and held by each stockholder on such record date, without giving effect to the stock split effectuated subsequent to the record date.

WHAT CONSTITUTES A QUORUM?

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions as to that item from the beneficial owner.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company's transfer agent, it will be voted as you direct. If you are a registered stockholder and attend the Annual Meeting, you may vote at the Annual Meeting either by delivering your completed proxy card in person or by voting instead by ballot. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

         The Company has not established procedures to allow telephone or electronic voting, but we may do so for future stockholder meetings if we determine that the added convenience to our stockholders would justify the additional costs to the Company associated with these voting methods.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof. The giving of the proxy does not affect the right to vote in person should the stockholder attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

IF I SUBMIT A PROXY, HOW WILL MY SHARES BE VOTED?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         The Board's recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         o FOR election of the nominees for the Class II Director positions (see page ____);

         o FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent certified public accountants (see page ____);

         o FOR ratification of an amendment to the 1993 Employee Stock Purchase Plan (see page __); and

         o FOR the proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the Company's authorized Common Stock from 50,000,000 shares to 100,000,000 shares (see page ____).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

         OTHER ITEMS. For each other item, the item will be approved if the affirmative votes in favor of the item are greater than the votes cast opposing the item. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, for purposes of the vote, an abstention will have the same effect as does a share that is not present or is not voted.

HOW WILL VOTES BE COUNTED?

         All votes will be tabulated by employees of The Registrar and Transfer Company, the Company's transfer agent for the Common Stock, whose representatives will serve as one or more of the inspectors of election. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

WHO IS PAYING FOR THE PREPARATION AND MAILING OF THE PROXY MATERIALS AND HOW WILL SOLICITATIONS BE MADE?

         We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, electronic transmission, facsimile transmission or telegram. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to stockholders and the Company will reimburse such institutions for their out-of-pocket expenses incurred thereby.


1.       ELECTION OF DIRECTORS - ITEM ONE ON YOUR PROXY CARD

                         DIRECTORS STANDING FOR ELECTION

         The Board of Directors is divided into three classes, currently consisting of two directors in each class, whose terms expire at successive annual meetings. The current terms of the three classes of directors expire in 2001 (Class II directors), 2002 (Class III directors), and 2003 (Class I directors). Directors are generally elected for three-year terms.

         Two Class II directors are to be elected at the 2001 Annual Meeting. The Board of Directors has nominated the following persons to stand for election at the 2001 Annual Meeting for the two director seats (terms expiring in 2004):

                               Helene B. Gralnick
                                 Verna K. Gibson

         The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" the election of Helene B. Gralnick and Verna K. Gibson as Class II directors of the Company, each to serve for the term described above.

         Each of the proposed nominees for election as directors has consented to serve if elected. If, as a result of circumstances not now known or foreseen, the nominees shall be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THESE
NOMINEES FOR ELECTION AS DIRECTORS. The nominees that receive a plurality of the votes cast by the shares entitled to vote at the Annual Meeting shall be elected as the directors.


NOMINEES FOR ELECTION AT THIS MEETING TO TERMS EXPIRING IN 2004:

         HELENE B. GRALNICK, 53, is Senior Vice President-Design and Concept for the Company. Helene B. Gralnick was a co-founder of Chico's, together with her husband, Marvin J. Gralnick, and has served the Company in various senior executive capacities throughout its history. She was first elected Vice President/Secretary in 1983. Ms. Gralnick was elected as Senior Vice President-Merchandise Concept in 1992. In September 1993, Ms. Gralnick stepped down from all officer positions with the Company. In connection with the resignation of Jeffrey J. Zwick as Chief Executive Officer, President and a director of the Company in November 1994, Ms. Gralnick returned to the Company on a full time basis to head up merchandise design, marketing and image for the Company. In February 1995, Ms. Gralnick was elected as Senior Vice President - Design and Concept.

Director since 1983.

         VERNA K. GIBSON, 58, presently is a retailing consultant. From 1985 to 1991, Ms. Gibson was President and Chief Executive Officer of the Limited Stores Division of The Limited, Inc., a retail apparel specialty chain. From January 1991 through 1995, she served as President of Outlook Consulting Int., Inc. and in January 1999, she resumed the position of President of Outlook Consulting Int., Inc. From December 1994 to July 1996, Ms. Gibson was the Chairman of the Board of Petrie Retail, Inc. From 1993 to fall 1999, Ms. Gibson was a partner of Retail Options, Inc., a New York based retail consulting firm. Ms. Gibson also serves as a director of Today's Man, Inc., Mothers Work, Inc., and the National Retail Federation.

Director since 1993.



                         DIRECTORS CONTINUING IN OFFICE

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2002:

         MARVIN J. GRALNICK, 66, is Chief Executive Officer, President and Chairman of the Board of the Company. Marvin J. Gralnick, together with his wife, Helene B. Gralnick, founded Chico's in December 1983. He served the Company as its Chief Executive Officer until September 1993, at which time Jeffrey J. Zwick succeeded Mr. Gralnick in this position. In connection with the resignation of Jeffrey J. Zwick as Chief Executive Officer, President and a director of the Company in November 1994, Mr. Gralnick returned to the Company on a full time basis to head up merchandise design, marketing and image for the Company. In February 1995, Mr. Gralnick reassumed the role of Chief Executive Officer and in March 1997 reassumed the position of President. Mr. Gralnick served as President from the Company's founding until 1990 when he became Chairman of the Board and was given the official title of Chief Executive Officer. Mr. and Ms. Gralnick's vision and creative talents led the development and evolution of the Company's philosophy and the design and feel of Chico's merchandise and Chico's stores through September 1, 1993 and since November 1994 have again been leading the Company in this regard.

Director since 1983.

         JOHN W. BURDEN, 64, is currently an independent retailing consultant, having served as a consultant and partner in Retail Options, Inc. from November 1993 to December 1997 . From December 1990 to March 1993, Mr. Burden's principal occupation was as an officer in Pelican Palms Realty Company, a real estate sales company he owned. In 1990, he retired as the Chairman of both Federated Department Stores, Inc., and Allied Department Stores, Inc., following a 19 year career in various merchandising positions in the Federated organization, including President of Burdines and Chairman of the Abraham and Strauss Division. Prior to that time, he spent 12 years with Macy's. Mr. Burden is also director of J. Crew Group, Inc. and Saks Incorporated.

Director since 1997.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2003:

         CHARLES J. KLEMAN, 50, is Executive Vice President-Finance, Chief Financial Officer and Secretary/Treasurer of the Company. Charles J. Kleman has been employed by Chico's since January 1989, when he was hired as the Company's Controller. In 1991, he was elected as Vice President/Assistant Secretary. In 1992, Mr. Kleman was designated as the Company's Chief Financial Officer. In September 1993, he was elected to the additional position of Secretary/Treasurer, served as Senior Vice President-Finance from January 1996 through November 1996 and effective December 1996, was promoted to the position of Executive Vice President-Finance. Prior to joining Chico's, Mr. Kleman was an independent accounting consultant in 1988, and from 1986 to 1988 Mr. Kleman was employed by Electronic Monitoring

& Controls, Inc., a manufacturer and distributor of energy management systems, as its Vice President/Controller. Prior to 1986, Mr. Kleman was employed by various public accounting firms, spending over four years of that time with Arthur Andersen & Co. Mr. Kleman is responsible for accounting, financial reporting, management information systems, investor relations and overall management of the distribution center.

Director since 1993.

         ROSS E. ROEDER, 63, is Chairman and Chief Executive Officer of Smart & Final, Inc., having held these positions since 1999 and having served as a director of SFI Corporation, the parent corporation of Smart & Final, since 1984. From 1986 to 1998, Mr. Roeder served as a director of Morgan-Kaufman Publishers, Inc., a publisher of computer science text and reference books, and from 1993 to 1998 served as its Chairman of the Board. Since the late 1970's, he also served and continues to serve as Chairman of the Board and Chief Executive Officer of MDR, Inc., International Consulting Group. Mr. Roeder is also a director of Gulf West Banks, Inc. From 1986 until February 1993, Mr. Roeder was President and Chief Executive Officer of Federal Construction Company. Prior to 1986, he was President, Chief Executive Officer and Chief Operating Officer of Fotomat Corp.

Director since 1997.

           MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

         The Board of Directors held six meetings during the fiscal year ended February 3, 2001. During the fiscal year ended February 3, 2001, each incumbent Director attended at least 75% of the total number of Board and Committee meetings.

         The Board of Directors has a standing Audit Committee and Compensation and Benefits Committee but does not have a Nominating Committee. The Board of Directors functions as a Nominating Committee, and the Board will consider written recommendations from stockholders for positions on the Board of Directors in accordance with the procedures set forth in the Amended and Restated Articles of Incorporation of the Company. See - "Stockholder Proposals for Presentation at the 2002 Annual Meeting" for further information.

         The current members of the Audit Committee are Mr. Burden, Ms. Gibson and Mr. Roeder. The Audit Committee held three meetings during the fiscal year ended February 3, 2001. The Audit Committee's principal responsibilities are to recommend annually a firm of independent certified public accountants to the Board of Directors, to review the annual audit of the Company's financial statements and to meet with the independent certified public accountants of the Company from time to time in order to review the Company's internal controls and financial management practices. See the Audit Committee Report on page ____ and the Audit Committee Charter attached as Exhibit A for further information.

         The current members of the Compensation and Benefits Committee are Mr. Burden, Ms. Gibson and Mr. Roeder. The Compensation and Benefits Committee held four meetings during the fiscal year ended February 3, 2001. The principal responsibilities of the Compensation and Benefits Committee are to review and make recommendations to the Board of Directors concerning the compensation of all officers of the Company; to review and make recommendations with respect to the Company's existing and proposed compensation plans, and to serve as the committee responsible for administering the Company's 1992 Stock Option Plan, the Company's 1993 Stock Option Plan and the Company's 1993 Employee Stock Purchase Plan.

                            COMPENSATION OF DIRECTORS

         BASE COMPENSATION. Each non-employee director receives $6,000 per quarter to cover all Board and committee meetings. All directors are also entitled to reimbursement of their reasonable out-of-pocket expenses.

         OPTIONS. Each non-employee director receives an automatic grant each year following the annual meeting of stockholders of options to purchase 10,000 shares of common stock. For the fiscal year ended February 3, 2001, Ms. Gibson and Messrs. Burden and Roeder received automatic grants under the Company's Non-Employee Directors' Stock Option Plan. Each such option grant, which vested in full on December 13, 2000 and has a ten-year term, permits the holder to purchase shares at their fair market value on the date of grant, which in the case of these particular options was $21.125.

         In addition, Ms. Gibson and Messrs. Burden and Roeder may occasionally receive option grants at the discretion of the Board of Directors under the Company's Non-Employee Directors' Stock Option Program. Each of these persons received 10,000 discretionary option grants during the fiscal year ended February 3, 2001. These options vested in full on November 15, 2000, have a ten-year term, and permit the holder to purchase shares at their fair market value on the date of grant, which in the case of these particular options was $19.3125.

         INDEMNIFICATION. We indemnify our directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is authorized under our By-laws, and accordingly we have signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.


2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS - ITEM TWO ON YOUR PROXY CARD

                      APPOINTMENT PROPOSED FOR RATIFICATION

         The firm of Arthur Andersen LLP has been our independent certified public accountants for many years. Arthur Andersen LLP has been recommended by the Audit Committee and approved by the Board of Directors as our independent certified public accountants for the year ending February 2, 2002, subject to ratification of such appointment by the stockholders. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by stockholders. Ratification of the Company's independent certified public accountants is not required by the Company's By-Laws or otherwise, but the Board of Directors has decided to seek such ratification as a matter of good corporate practice.

         The persons named in the enclosed form of proxy intend, unless otherwise directed, to vote such proxy "FOR" ratification of the appointment of Arthur Andersen LLP as independent certified public accountants for the period specified. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the directors upon recommendations of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE PERIOD SPECIFIED. The appointment will be ratified if the votes cast "FOR" ratification of the appointment by holders entitled to vote exceed the votes cast opposing the ratification of the appointment.

                                   AUDIT FEES

         The aggregate fees billed by Arthur Andersen LLP for professional services rendered in conjunction with the audit of the Company's consolidated financial statements as of and for the fiscal year ended February 3, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were approximately $136,000.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Arthur Andersen LLP did not render professional services relating to financial information systems design and implementation for the fiscal year ended February 3, 2001.

                                 ALL OTHER FEES

         The aggregate fees with respect to services rendered to the Company by Arthur Andersen LLP, other than the services described above under "Audit Fees" for the fiscal year ended February 3, 2001, were approximately $53,000. The Audit Committee of the Board of Directors has considered whether the provision of the services described in this paragraph is compatible with maintaining the independence of Arthur Andersen LLP.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is comprised of three directors and operates under a written charter adopted by the Board of Directors (which is attached to this proxy statement as Exhibit A). The members of the Audit Committee are Ross E. Roeder (Chair), Verna K. Gibson and John W. Burden. Each member of the Audit Committee is independent in the judgment of the Company's Board of Directors and as required by the listing standards of the New York Stock Exchange. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and the independent accountants.

         Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. Discussions regarding the Company's audited financial statements included the independent accountant's judgments about the quality, not just the acceptability of the Company's accounting principles and underlying estimates used in the Company's financial statements, as well as other matters, as required by Statement on Auditing Standards (SAS) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications) and by the audit committee charter. The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

         Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representations of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission as of and for the year ended February 3, 2001.

         MEMBERS OF THE AUDIT COMMITTEE

         Ross E. Roeder, Chair
         Verna K. Gibson
         John W. Burden


3. PROPOSAL TO RATIFY THE AMENDMENT OF THE 1993 EMPLOYEE STOCK PURCHASE PLAN -- ITEM THREE ON YOUR PROXY CARD

         The Company's 1993 Employee Stock Purchase Plan (the "Stock Purchase Plan") became effective upon the consummation of the Company's initial public offering on March 24, 1993. The purpose of the Stock Purchase Plan is to provide the Company's employees with an opportunity, through the purchase of stock, to become part owners of the Company, or to increase the amount of their stock ownership. The Company believes that employees finding themselves in the dual roles of part owners and employees will have every reason to do all that they can to maintain and increase the success of the Company.

THE AMENDMENT

         As originally adopted, the Stock Purchase Plan provided for twelve offering periods, with the first offering period being the 61 days ending May 31, 1993 and the remaining eleven offering periods consisting of each of the months of May and November in the years 1993 through 1998. In October 1998, the Board of Directors approved, and at the Annual Meeting of Stockholders in 1999, the stockholders ratified an amendment to the Stock Purchase Plan to increase the number of offering periods under the plan from twelve to eighteen, with offering periods to continue in each of the months of May and November through and until November 2001. In April 2001, the Board of Directors approved, subject to stockholder ratification at the 2001 Annual Meeting of Stockholders, a further amendment to the Stock Purchase Plan to increase the number of offering periods under the plan from eighteen to twenty, with offering periods to continue in each of the months of May and November through and until November 2002.

         THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE AMENDMENT TO
THE 1993 EMPLOYEE STOCK PURCHASE PLAN (THE "AMENDMENT"). The Amendment will be ratified if the votes cast "FOR" ratification of the Amendment by holders entitled to vote exceed the votes cast opposing the ratification of the Amendment.

SUMMARY OF THE PLAN(1)

         An aggregate of 227,714 shares of Common Stock have been reserved for issuance under the Stock Purchase Plan. As of April 25, 2001, 169,856 shares had been purchased under the Stock Purchase Plan and 57,858 shares remain reserved for issuance under the Stock Purchase Plan. Under the Stock Purchase Plan, as amended, which is intended to qualify under the provisions of Section 423 of the Internal Revenue Code, all eligible employees are given the right to purchase shares of the Common Stock of the Company two times a year at a price equal to 85% of the value of the stock immediately prior to the beginning of each exercise period. On April 25, 2001, the closing price of the Company's Common Stock on the New York Stock Exchange was $41.10.

         All employees are eligible to participate except for those who have been employed by the Company for less than one year, employees who customarily work 20 hours or less per week, employees who customarily work five months or less per year, and employees owning at least 5% of the Company's common stock. Rights to acquire common stock are to terminate if the employee's employment is terminated for any reason, and the rights are not to be transferable by the employees. No consideration will be received by the Company for the granting of the right to acquire common stock under the Stock Purchase Plan other than the services rendered to the Company by the employee in such capacity.

         The Stock Purchase Plan, as amended, provides for two exercise periods -- the month of May and the month of November -- in each year through 2002.

         During each exercise period, an eligible employee is entitled to purchase one share of Common Stock of the Company for each $125 of compensation received by him or her for the Company's fiscal year preceding the exercise period. However, no eligible employee is entitled to purchase fewer than 10 shares or more than 800 shares in any one exercise period. Within these limits, an eligible employee is able to elect to purchase as many or as few shares in each exercise period as he or she chooses.

         Payment for the shares is required in cash or by check at the time of the exercise of the rights.

         The Stock Purchase Plan is administered by the Compensation and Benefits Committee, whose members are Verna K. Gibson, Ross E. Roeder and John
W. Burden, none of whom are eligible to participate in the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Generally, no gain or loss is recognized until the stock is sold or otherwise disposed of by its owner.

         If the shares acquired under the Stock Purchase Plan are held by the employee for the holding period required by the Internal Revenue Code (two years from the beginning of the exercise period in which the shares were acquired), upon the disposition of the stock, the employee will recognize ordinary income (as compensation) to the extent of the lesser of: (i) the amount by which the fair market value of the stock at the beginning of the exercise period exceeded 85% of such fair market value or (ii) the amount by which the fair market value of the stock at the time of disposition exceeds the purchase price. Any further gain will be taxed as a capital gain. If the sales price is less than the purchase price, there will be no ordinary income; and the employee will recognize a long-term capital loss equal to the difference between the purchase price and the disposition price. If the holding period is satisfied, the Company will not be entitled to an income tax deduction at any time.

-----------------
         (1) The share amounts referred to in this section do not reflect the 3 for 2 stock split to be effected on or about May 16, 2001.

         If the two-year holding period is not satisfied, the employee will generally recognize in gross income (as compensation) in the year of disposition the amount by which the fair market value of the stock on the date of transfer exceeded the purchase price. Any difference between the fair market value of the stock on the date of transfer and the sales price upon disposition will be taxed as a capital gain or loss. The Company will be entitled to an income tax deduction in the year of disposition equal to the amount of ordinary income recognized by the employee.

         The specific application and impact of the tax rules will vary depending on the specific personal situation of individual employees.

PLAN BENEFITS TABLE -- AMENDED 1993 EMPLOYEE STOCK PURCHASE PLAN

                  The following table provides information regarding the number and value of the securities to be granted or purchased under the amended 1993 employee stock purchase plan.


                                                          Amended 1993 Employee
                                                           Stock Purchase Plan
                                                           -------------------
                                                                                Number
Name and Position                               Dollar Value                   of Units
-----------------                               ------------                   --------
Marvin J. Gralnick,
Chairman  of the Board, Chief Executive                 *                          *
Officer and President

Charles J. Kleman,
Executive Vice President - Finance,  Chief             (1)                        (1)
Financial Officer

Helene B. Gralnick,
Senior Vice President - Design and Concept              *                          *

Scott A. Edmonds,
Chief Operating Officer                                (1)                        (1)

Patricia A. Murphy,
Senior Vice President- General Merchandise             (1)                        (1)
Manager

Executive Group (2)                                    (1)                        (1)

Non-Executive Director Group                            *                          *

Non-Executive Officer Employee Group                   (1)                        (1)

----------------------------
*        Not eligible for participation

(1) Participation in the 1993 Employee Stock Purchase Plan is voluntary. The Company cannot determine the amount of shares that will be purchased in the future. During the fiscal year ended February 3, 2001, 800 shares were purchased under this plan by each of Mr. Kleman and Ms. Murphy, respectively. In the fiscal year ended February 3, 2001, 1,600 aggregate shares and 16,678 aggregate shares of Common Stock were purchased under this plan by the Executive Group and the Non-Executive Officer Employee Group, respectively. The dollar values of the shares purchased by Mr. Kleman and Ms. Murphy determined using the fair market value of the Company's Common Stock of $32.688 per share as of April 1, 2001 are in each case $26,150. In addition, the dollar values of the aggregate shares purchased by the Executive Group and Non-Executive Officer Employee Group determined using the fair market value of the Company's Common Stock of $32.688 per share as of April 1, 2001 are $52,300 and $545,170, respectively.

(2) Consists of the 7 executive officers listed under the heading "Executive Officers and Key Employees" herein.

4. PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK -- ITEM FOUR ON YOUR PROXY CARD

         The Board of Directors has recommended that the stockholders approve an amendment to the Amended and Restated Articles of Incorporation of the Company (the "Articles of Incorporation"), as permitted by the Florida Business Corporation Act to increase the number of authorized shares of Common Stock to 100,000,000 shares from 50,000,000 shares.

         If this proposal is approved, effective upon filing of the proposed amendment with the Florida Secretary of State, Section 1(a) of Article IV of the Company's Amended and Restated Articles of Incorporation will be amended to read as follows:

                               ***************

                 (a) The total number of shares of capital stock authorized to be issued by this Corporation shall be:

                 2,500,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

                 100,000,000 shares of common stock, par value $.01 per share (the "Common Stock").

                               ***************

         The Company currently is authorized by its Amended and Restated Articles of Incorporation to issue 50,000,000 shares of Common Stock, par value $.01 per share, and 2,500,000 shares of Preferred Stock, par value $.01 per share. As of April 25, 2001, 17,700,819 shares of Common Stock were issued and outstanding and 2,269,602 shares of Common Stock were reserved for issuance upon exercise of options granted under the Company's stock option plans. There are currently 30,029,579 shares of Common Stock authorized but unissued or unreserved. As of April 25, 2001, no shares of Preferred Stock were issued and outstanding and the proposed amendment would not change the authorized number of shares of Preferred Stock. Stockholders do not have any preemptive rights to purchase any of the Company's Common Stock.

         The Company has no plans, understandings or negotiations underway at this time for the issuance of any material amounts of unissued and unreserved shares. Nevertheless, the Board of Directors believes that it is desirable to increase the number of shares of Common Stock available, in order to give the Company greater flexibility in considering and planning for future business needs. The additional shares would be available, as the occasion may arise, for possible future financings and acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. Having such additional shares available for issuance in the future would facilitate the accomplishment of the Company's strategic objectives by allowing shares to be issued without incurring the delay and expense of a special stockholders' meeting.

         The additional shares of Common Stock, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, the Company's governing documents or by the rules of the New York Stock Exchange or any other stock exchange on which the Company's securities may then be listed.

         Although the Board of Directors will authorize the issuance of additional shares of Common Stock only when it considers doing so to be in the best interests of stockholders, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings and equity per share of Common Stock and on the voting rights of holders of shares of Common Stock. The increase in the authorized number of shares of Common Stock also could be viewed as having anti-takeover effects. Although the Board of Directors has no current plans to do so, shares of Common Stock could be issued in various transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely. For example, shares of Common Stock could be privately sold to purchasers favorable to the Board of Directors in opposing a change in control or to dilute the stock ownership of a person seeking to obtain control. The Company is not aware of any effort to accumulate shares of Common Stock or obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the additional shares of authorized Common Stock for anti-takeover purposes.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. The proposal will be approved if the votes cast "FOR" the proposal by holders entitled to vote exceed the votes cast opposing the proposal.


                                 OTHER BUSINESS

         It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

                          COMPENSATION COMMITTEE REPORT

To:  The Board of Directors


OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of three members, each of whom is an outside director of the Company. The Compensation Committee provides overall guidance on the Company's compensation and benefits philosophy. In addition, the Committee approves and monitors the Company's

         o        executive compensation and benefits programs
         o        executive employment agreements
         o        stock option plans
         o        profit sharing and 401(k) plan
         o        stock purchase plan for employees

         The primary objectives of the Compensation Committee are to assure that the Company's executive compensation and benefits program

         o reflects the Company's unique, entrepreneurial, customer-focused, orientation
         o is competitive with other profitable, growing specialty retail companies
         o        safeguards the interests of the company and its stockholders
         o is effective in driving performance to achieve financial goals and create stockholder value
         o        fosters teamwork on the part of management
         o is cost-effective and fair to employees, management, and stockholders
         o        is well communicated and understood by program participants

         The Company's executive compensation policies are designed to attract, motivate, and retain highly qualified executive officers who can enhance stockholder value, and to support a performance-oriented environment that rewards achievement of the Company's planned financial goals. The Compensation Committee meets periodically during each fiscal year to review the Company's existing compensation and benefits programs and to consider modifications that seek to provide a direct relationship between executive compensation and sustained corporate performance.

         The Company compensates its executive officers through three principal types of compensation: annual base salary, annual incentive bonuses and long-term incentive awards through stock options. The Company, as a matter of policy, places substantial emphasis on incentive bonuses and long-term stock options since these two forms of compensation are viewed as very effective at correlating executive officer compensation with corporate performance and increases in stockholder value.

         In addition to the three types of compensation just mentioned, certain executive officers are eligible to participate in the Company's Employee Stock Purchase Plan.

BASE SALARY

         The annual base salary of each executive officer is based on the scope of his or her responsibility and accountability within the Company, as well as on performance and experience criteria. In addition, the Compensation Committee considers salary and other compensation arrangements of other speciality retailers of similar size and similar growth to determine appropriate levels required to attract, motivate, and retain the most qualified management personnel.

         The Compensation Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare stockholder returns. Thus, the compensation peer group is not the same as the peer group index in the "Comparison of Cumulative Total Return" graph included in this proxy statement.

         The Compensation Committee, upon the recommendation by the Chief Executive Officer, determines and makes final decisions regarding base salary of executives on an annual basis. The Compensation Committee recognizes that, to some degree, the determination of an executive officer's base salary involves subjective considerations.

INCENTIVE BONUSES

         A significant component of an executive officer's total cash compensation consists of an incentive bonus, which is intended to make the executive compensation dependent on the Company's performance and to provide executive officers with incentives to achieve Company goals, increase stockholder value, and work as a team. The bonuses are based on the Company's achievement of its targeted pre-tax income goal, which is part of the Company's overall plan. The pre-tax income goal, as well as the overall plan, is reviewed and approved by the Compensation Committee prior to the start of each bi-annual period. To encourage high levels of performance, the targeted pre-tax income goal is established at a level which builds in, among other things, a conservatively aggressive growth in sales and comparable store sales.

         Bonuses are awarded to the executive team based on the Company's attainment of specific pre-determined pre-tax income levels relative to the targeted pre-tax income goal established in the Company's overall plan. If the Company does not match its minimum pre-tax income goal level, then no bonuses are awarded. Bonuses are awarded on a bi-annual basis. The executive team was awarded a total of approximately $1,755,167 in the fiscal year ended February 3, 2001.

LONG TERM STOCK OPTION COMPENSATION

         The Compensation Committee believes that providing key employees, including executive officers, with the opportunity to acquire stock ownership over time is the most desirable way to align their interests with those of the Company's stockholders. Stock options, awarded under the Company's 1992 and 1993 Stock Option Plans, the Executive Officers' Supplementary Stock Option Program, and in some limited cases outside of the plans pursuant to separate individual stock option agreements, provide an incentive that focuses the attention of executive officers on managing the Company from the perspective of an owner with an equity interest in the business. In addition, stock options are a key part of the Company's program for motivating and rewarding managers over the long term. Stock options granted to key employees are tied to future performance of the Company's stock and will provide value only when the price of the Company's stock exceeds the option grant price.

         The Compensation Committee, upon the recommendation by the Chief Executive Officer, determines and makes final decisions regarding stock option awards made under the Company's stock option plans. Such factors as performance and responsibilities of individual managers and the management team as a whole as well as general industry practices play an integral role in the determination of the number of options awarded to a particular senior executive. In determining the size of the individual award of options, the Compensation Committee also considers the amounts of options outstanding and previously granted, the amount of options remaining available for grant under the Stock Option Plans, the aggregate amount of current awards, and the amount necessary to retain qualified management.

         In accordance with its business strategy and compensation philosophy, the Company has granted stock options to a significant number of employees in managerial positions to afford them an opportunity to participate in the Company's future growth and to focus them on the contributions which are necessary for the financial success and business growth of the Company and, thereby, the creation of value for its stockholders. In the fiscal year ended February 3, 2001, a total of 600,000 options were granted to employees, including 435,000 options which were awarded to senior executives.

         Stock options are typically awarded each year based on an assessment of each recipient's ongoing contribution to overall corporate performance. As a means to encourage a stock option recipient to remain in service with the company, stock option awards vest over time, in equal amounts over a period of three years from the date of grant. All stock options have exercise prices at least equal to the market value of the Company's stock on the date of grant.

PROFIT SHARING PLAN, 401(k) PLAN  AND STOCK PURCHASE PLAN FOR EMPLOYEES

         In 1992, the Company adopted a profit sharing plan to provide a means for all eligible employees at all levels of the Company to share in the Company's profits and accumulate retirement savings. Effective January 1, 1999, the Company incorporated a 401(k) feature into its profit sharing plan as a further means for all eligible employees at all levels of the Company to accumulate retirement savings. Under the 401(k) aspect of the plan, eligible employees can elect to defer up to 20% of their respective compensation and have it contributed to the plan. The Company is obligated to match a portion of the deferral and can elect to make additional contributions over and above the mandatory match, based on the amount it deems appropriate in light of the results of the Company's operations for the respective year. During the fiscal year ended February 3, 2001, the Company's aggregate matching contributions, including both mandatory and additional matching contributions, were approximately $283,000, which amounted to approximately 0.6% of its pre-tax profits for the fiscal year ended February 3, 2001.

         In 1993, the Company adopted a stock purchase plan to provide all eligible employees at all levels an opportunity to become stockholders of the Company. This plan is viewed as an effective way to help align the interest of all employees with those of the Company's stockholders. As an inducement, eligible employees may purchase shares of stock in the Company at a 15% discount to the value of the stock established during the exercise period. In fiscal 1999, the stock purchase plan was extended on the same terms until November of 2001.

COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER FOR THE FISCAL YEAR ENDED FEBRUARY 3, 2001

         The general policies described above for the compensation of the executive officers also apply to the compensation approved by the Compensation Committee with respect to the compensation for Mr. Gralnick, the Company's Chairman of the Board and Chief Executive Officer, for the fiscal year ended February 3, 2001.

         Pursuant to a new three-year employment contract entered into in February 2000, Mr. Gralnick's base salary was increased to $600,000 in the fiscal year ended February 3, 2001, which reflected a $150,000 increase from his base salary in the prior fiscal year. In the fiscal year ended February 3, 2001, Mr. Gralnick also was awarded an aggregate bonus of $600,000, as a result of the Company having reached certain targeted performance incentive goals. Consistent with the provisions of the new employment contract, the Compensation Committee awarded him 75,000 stock options in the fiscal year ended February 3, 2001 in order to continue to recognize his efforts in leading the Company in achieving a very strong financial performance.

         Mr. Gralnick's compensation was based on industry comparisons as well as on the Company's performance over the most recent years, as reflected in the Company's Annual Report to Stockholders which accompanies this proxy statement. Under the leadership of Mr. Gralnick and the rest of the management team, total revenues for Chico's increased from approximately $59 million in 1994 to approximately $259.4 million during the fiscal year ended February 3, 2001. Between 1994 and the fiscal year ended February 3,

2001, income before income taxes grew from approximately $5.6 million to approximately $45.8 million, and net income grew from approximately $3.3 million to approximately $28.4 million, split adjusted.

         Under Mr. Gralnick's new three year employment contract, and again taking into account the industry comparisons, Mr. Gralnick's base compensation has been further increased to $750,000 for the fiscal year ending February 2, 2002 and an additional 100,000 options were granted in February 2001, with a subsequent scheduled annual increase in base salary during the fiscal year ending February 1, 2003 and a commitment to the grant of additional stock options in February 2002.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         The Compensation Committee has reviewed the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for compensation to an executive officer when the included compensation exceeds $1 million per year. Although Mr. Gralnick's compensation earned during the fiscal year ended February 3, 2001 exceeded this threshold during such fiscal year and could exceed this threshold in future years, depending of course on the Company's performance, the provisions of Mr. Gralnick's new employment agreement provide that any cash compensation in excess of the threshold that would otherwise be payable will be deferred instead until such date as such deferred amount can be paid without exceeding the applicable threshold. The Committee intends to periodically continue further review of the potential consequences of Section 162(m) and, depending upon the risk of applicability of this provision to the Company, may elect to structure the performance-based portion of its executive officer compensation in a manner so as to comply with certain exemptions provided for in Section 162(m) and possibly modify the provisions which effectuate deferral of certain portions of the cash compensation amounts.

         This report has been provided by the Compensation Committee.

                                          COMPENSATION AND BENEFITS COMMITTEE:

                                                   John W. Burden

                                                   Verna K. Gibson

                                                   Ross E. Roeder

PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies in the Standard & Poor's 500 Index and the S&P 500 Apparel Retail Index. Cumulative total return for each of the periods shown in the Performance Graph is measured assuming an initial investment of $100 on February 3, 1996 and the reinvestment of dividends. The performance graph reflects the change in the Company's year end from the Sunday closest to December 31 to the Saturday closest to January 31 and uses pro forma fiscal year end dates for periods prior to the fiscal year ended February 1, 1997.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                                   [GRAPHIC]

                                          2/3/1996    2/1/1997    1/31/1998     1/30/1999      1/29/2000     2/3/2001
Chico's FAS, Inc.                          100.00      96.97       171.22        739.40         784.88        1,666.67
S&P 500 Index                              100.00      126.31      160.29        212.36         228.57        229.41
S&P 500 Apparel Retail Index               100.00      124.86      226.67        469.31         438.03        413.61

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table sets forth certain information regarding the Company's continuing executive officers, continuing directors, nominees for director and certain other key employees.

                                                                                                          YEARS WITH
                                                                                                              THE
EXECUTIVE OFFICERS                      AGE                            POSITION                            COMPANY
------------------                      ---                            --------                           ----------
Marvin J. Gralnick ..................... 66        Chief Executive Officer, President, Chairman of the        17
                                                   Board and Director

Helene B. Gralnick...................... 53        Senior Vice President - Design and Concept and             17
                                                   Director

Charles J. Kleman....................... 50        Executive Vice President - Finance, Chief Financial        12
                                                   Officer, Secretary/Treasurer and Director

Scott A. Edmonds ....................... 43        Chief Operating Officer and Assistant Secretary             7


Tedford G. Marlow....................... 49        Executive Vice President - Merchandising, Marketing,        1
                                                   and Product Development

Mori C. MacKenzie ...................... 50        Vice President - Director of Stores                         5


Patricia A. Murphy ..................... 57        Senior Vice President - General Merchandise Manager         3

NON-DIRECTOR EXECUTIVE OFFICERS

         Scott A. Edmonds has been employed by Chico's since September 1993, when he was hired as Operations Manager. In February 1994, he was elected to the position of Vice President - Operations and effective January 1996, he was promoted to the position of Senior Vice President - Operations. In February 2000, Mr. Edmonds was further promoted to Chief Operating Officer. Mr. Edmonds is responsible for human resources, store development and operations, store leasing and maintenance, franchise operations, and management of general headquarters activities. From March 1985 until September 1993, he was President/General Manager of the Ft. Myers branch of Ferguson Enterprises, Inc., an electric and plumbing wholesaler.

         Tedford G. Marlow joined the Company in September 2000 as Executive Vice President - Merchandising, Marketing, and Product Development. Prior to joining Chico's he was with Saks Fifth Avenue for just under two years, most recently as Senior Vice President, Product Development and a member of its Executive Committee. Prior to that, Mr. Marlow spent over seven years at The Limited, initially as Executive Vice President & General Merchandise Manager of Structure, and then as President and Chief Executive Officer of Henri Bendel in New York. Mr. Marlow has also held various senior merchandising positions with AX/Armani Jeans, Marshall Field's and Neiman Marcus.

         Mori C. MacKenzie has been with the Company since October 1995, when she was hired as the Director of Stores. In June 1999, she was elected Vice President - Director of Stores. Ms. MacKenzie is responsible for store and field operations management, hiring and training. From January 1995 until October 1995, Ms. MacKenzie was the Vice President of Store Operations for Canadians Corporation. From August 1994 until December 1994, she was the Vice President of Store Development for Goody's Family Clothing. From April 1992 until August 1994, Ms. MacKenzie was the Vice President of Stores for United Retail Group ("URG") and from August 1991 until April 1992 she was employed by Conston Corp., a predecessor of URG. In addition, Ms. MacKenzie was Vice President-Stores for Park Lane from November 1987 until July 1991, and was Regional Director of Stores for the Limited, Inc. from June 1976 until October 1987.

         Patricia A. Murphy has been with the Company since September 1997, when she was hired as the Senior Merchant. In April 1998, she was promoted to the position of General Merchandise Manager, in June 1999, she was promoted to Vice President - General Merchandise Manager, and in August 2000, she was promoted to Senior Vice President - General Merchandise Manager. Ms. Murphy is principally responsible for the buying, planning and distribution activities associated with procurement of merchandise. From February 1987 until September 1997, Ms. Murphy was Vice President of Merchandising and Director of Fashion for Doncaster and from October 1985 until February 1987 was Merchandiser and National Sales Manager for Caribou Sportswear. From 1981 until 1985, she held various positions including Divisional Merchandise Manager and Director of Fashion Coordination for Lane Bryant, a division of the Limited.

         Marvin J. Gralnick and Helene B. Gralnick are husband and wife. None of the other executive officers or directors are related to one another. Executive officers are elected by and serve at the discretion of the Board of Directors.


                             EXECUTIVE COMPENSATION

         All common shares and stock options in the following sections do not reflect the 3 for 2 stock split to be effected on or about May 16, 2001.

SUMMARY COMPENSATION TABLE

         The following table provides information concerning the annual compensation of each of the named executive officers of the Company, as defined under applicable Securities and Exchange Commission Rule, for services rendered to the Company in each of the Company's last three fiscal years.

                                                                                            Long Term
                                                                                           Compensation
                                                                                              Awards
                                                              Annual Compensation(1)       ------------
                                                              ----------------------        Securities
Name and                                  Fiscal Year                                       Underlying      All Other Com-
Principal Position                           Ended         Salary($)      Bonus($)(2)       Options(#)      pensation($)(3)
------------------                           -----         ---------      -----------       ----------      ---------------
Marvin J. Gralnick,                  February 3, 2001      605,769          600,000           75,000             5,250
Chairman of the Board,               January 29, 2000      426,923          274,667          100,000             5,000
Chief Executive Officer and          January 30, 1999      339,423          272,080          100,000             6,756
President

Helene B. Gralnick,                  February 3, 2001      233,269          184,000           25,000             5,250
Senior Vice President -              January 29, 2000      193,077           93,000           40,000             5,000
Design and Concept                   January 30, 1999      151,961           90,200           20,000             6,459

Charles J. Kleman,                   February 3, 2001      289,019          228,000           25,000             5,250
Executive Vice President -           January 29, 2000      255,384          122,800           20,000             5,000
Finance and Chief Financial Officer  January 30, 1999      235,768          141,600           20,000             6,587

Scott A. Edmonds,                    February 3, 2001      277,788          220,000           25,000             5,250
Chief Operating Officer and          January 29, 2000      205,385           98,800           30,000             5,000
Assistant Secretary                  January 30, 1999      186,826          112,200           20,000             6,510


                                        20


Patricia A. Murphy,                  February 3, 2001      240,000          189,500           25,000             5,250
Senior Vice President -              January 29, 2000      188,077           60,400           30,000             5,000
General Merchandise Manager          January 30, 1999      124,614           57,533           30,000             6,178

--------------------------
(1) Other Annual Compensation, other than salary and bonuses, was not paid or did not exceed the minimum amounts required to be reported pursuant to Securities and Exchange Commission Rules.

(2) Amounts in this column consist of certain bonuses including bonuses earned under the semi-annual management incentive plan which is linked to the Company's performance. Amounts earned with respect to a particular fiscal year are accrued as expenses in such fiscal year.

(3) This category includes the Company's contributions to the Profit Sharing Plan / 401(k) Plan.


OPTION/SAR GRANTS TABLE

         The following table shows all options to purchase common stock of the Company granted to each of our named executive officers during the fiscal year ended February 3, 2001 and the potential value of such grants at stock price appreciation rates of 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in our stock price.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants                                          Potential Realizable Value at
                                  -----------------                                          Assumed Annual Rates of Stock
                                                                                          Price Appreciation for Option Term
                                                                                          ----------------------------------
                             Number of        % of Total
                             Securities         Options       Exercise
                             Underlying       Granted to       or Base
                              Options        Employees in       Price      Expiration
Name                       Granted(#)(1)      Fiscal Year      ($/sh)         Date              5%($)             10%($)
----                       -------------      -----------      ------         ----              -----             ------
Marvin J. Gralnick             75,000           12.5%          12.313       2/7/2010           580,768           1,471,781

Helene B. Gralnick             25,000            4.2%          12.313       2/7/2010           490,594             798,419

Charles J. Kleman              25,000            4.2%          14.250       3/27/2010          567,771             924,021

Scott A. Edmonds               25,000            4.2%          14.250       3/27/2010          567,771             924,021

Patricia A. Murphy             25,000            4.2%          14.250       3/27/2010          567,771             924,021

----------------------
(1) The grants of options to Marvin and Helene Gralnick described above were made in February 2000, and the grants to the other officers were made in March 2000. All of the options vest annually at a rate of 33-1/3% on each anniversary date of the grant beginning on the first anniversary.

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

         The following table shows information concerning stock option exercises and values as of the end of the fiscal year ended February 3, 2001.

                                                                                            Aggregated Fiscal Year-End
                                                                                                   Option Values
                                                                                                   -------------
                                                               Number of Securities           Value of Unexercised
                                                              Underlying Unexercised          In-the-Money Options
                          Shares                            Options at Fiscal Year-End(#)      at Fiscal Year-End ($)
                        Acquired on           Value
Name                    Exercise (#)     Realized ($)(1)     Exercisable/Unexercisable     Exercisable/Unexercisable(2)
----                    ------------     ----------------    -------------------------     ----------------------------
Marvin J. Gralnick          ---                ---               330,000 / 175,000            10,249,783 / 4,181,717

Helene B. Gralnick          ---                ---                106,667 / 58,333             3,289,997 / 1,364,043

Charles J. Kleman         100,000           1,847,081             332,320 / 45,000            10,344,923 / 1,008,539

Scott A. Edmonds           25,335            544,899              36,667 / 51,667              1,083,663 / 1,162,078

Patricia A. Murphy          ---                ---                23,334 / 55,000               631,164 / 1,261,245

---------------------
(1) This represents the excess of the fair market value of the Company's Common Stock as of the date of exercise above the exercise price of the options.

(2) This represents the excess of the fair market value of the Company's Common Stock of $34.375 per share as of February 3, 2001, above the exercise price of the options.


EMPLOYMENT AGREEMENTS

         Effective February 7, 2000, the Company entered into new employment agreements with Mr. Gralnick and Ms. Gralnick, which replace employment agreements that had been in effect since February 15,1995 and which each provide for an annual base salary and certain other benefits. Pursuant to the employment agreements, the 2001 annualized base salaries of Mr. Gralnick and Ms. Gralnick are $750,000 and $250,000, respectively, subject to scheduled annual increases and any further increases as may be set by the Board of Directors. Under each agreement, bonus compensation is to be determined through a bonus formula adopted by the Compensation Committee. Under each of the employment agreements, the period of employment extends through February 1, 2003, which period, under the express terms of the agreement, is automatically extended for additional one-year periods until the respective employment agreement is terminated by the Company or the executive. The employment agreements contemplate the granting of stock options to each of Mr. Granick and Ms. Gralnick under the Company's 1993 Stock Option Plan, as amended, of which stock options with respect to a total of 175,000 shares and 55,000 shares respectively, have been granted and stock options with respect to a total of 125,000 additional shares and 30,000 additional shares, respectively, are to be granted in the additional years of the initial term under the contract.

         Effective April 1, 1993, the Company entered into an employment agreement with Mr. Kleman which provides for an annual base salary and certain other benefits. This employment agreement was amended effective as of August 21, 2000. Pursuant to the amended employment agreement and certain further actions of the Board of Directors, Mr. Kleman's current base salary is $300,000 and is subject to annual increases as set from time to time by the Board of Directors. Under the terms of the amended employment agreement, the Company contracted to employ Mr. Kleman for a period which currently extends through December 31, 2002, and which period, by the terms of the agreement is automatically extended for additional one year periods until the employment agreement is terminated by the Company or Mr. Kleman.

         Effective, June 28, 1995, the Company entered into an employment agreement with Mr. Edmonds which provides for an annual base salary and certain other benefits. This employment agreement was amended effective as of August 21, 2000. Pursuant to the amended employment agreement and certain further actions of the Board of Directors, Mr. Edmonds' current base salary is $310,000 and is subject to annual increases as set from time to time by the Board of Directors. Under the terms of Mr. Edmonds' amended employment agreement, the Company contracted to employ Mr. Edmonds for a period which currently extends through February 28, 2003, and which period, by the terms of the agreement, is automatically extended for additional one year periods until the employment agreement is terminated by the Company or Mr. Edmonds.

         Effective, August 21, 2000, the Company entered into an employment agreement with Ms. Murphy which provides for an annual base salary and certain other benefits. Pursuant to the employment agreement and certain further actions of the Board of Directors, Ms. Murphy's current base salary is $275,000 and is subject to annual increases as set from time to time by the Board of Directors. Under the terms of Ms. Murphy's employment agreement, the Company contracted to employ Ms. Murphy for a period which currently extends through December 31, 2002, and which period, by the terms of the agreement, is automatically extended for additional one year periods until the employment agreement is terminated by the Company or Ms. Murphy.

         The employment agreements for Messrs. Gralnick, Kleman and Edmonds and Ms. Gralnick and Ms. Murphy provide that such executives are entitled to certain severance benefits in the event that their employment is terminated by the Company "without cause" or by such executive within a specified period following a "change of control" (both as defined in the employment agreements). In the case of Mr. Gralnick and Ms. Gralnick (a) if the executive is terminated "without cause," the executive would receive his or her salary for the remainder of the then effective employment term (or, if longer, for 12 months) and, (b) if the executive's employment is terminated within the specified period following a "change of control," the executive would be entitled to receive a lump sum equal to the aggregate salary that he or she would otherwise have been entitled to receive over the remainder of the then effective term (or, if longer, over 12 months), plus one year's bonus. In the case of Messrs. Kleman and Edmonds and Ms. Murphy, (x) if the executive is terminated "without cause," the executive would receive his or her salary for the remainder of the then effective employment term (or, if longer, for 12 months) and, (y) if the executive's employment is terminated within the specified period following a "change of control," the executive would be entitled to receive a lump sum equal to the aggregate salary that he or she would otherwise have been entitled to receive over the remainder of the then effective term (or, if longer, over 36 months), plus three times his annual target bonus. Each employment agreement is also subject to termination in the event of disability, death or voluntary retirement by the individual or his or her termination for cause. Each employment agreement provides for a covenant not to compete which is to continue for two years following any termination.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The current members of the Company's Compensation and Benefits Committee are John W. Burden, Verna K. Gibson and Ross E. Roeder. Neither Mr. Burden, Ms. Gibson nor Mr. Roeder has at any time been an officer or employee of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         To the Company's knowledge, based solely on a review of the forms, reports and certificates filed with the Company by the Company's directors and officers and the holders of more than 10% of the Company's Common Stock, all
Section 16(a) filing requirements were complied with by such persons in the fiscal year ended February 3, 2001, except that one Form 4 was filed late by Ms. Gibson to report one option exercise , one Form 4 was filed late by Mr. Roeder to report a gift, and one Form 4 was filed late for Ms. Murphy to report four open market purchases.


                               SECURITY OWNERSHIP

         The following table sets forth, as of April 25, 2001, the number of shares of the Company's Common Stock beneficially owned by 1) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock together with such person's address, 2) each of its directors and nominees to become a director, 3) each named executive officer as defined under applicable Securities and Exchange Commission rules and 4) all directors and executive officers as a group.


                                                  Amount and Nature
             Name of Beneficial Owner               of Beneficial           Percent
                or Number in Group                  Ownership(1)           of Class
                ------------------                  ------------           --------
Marvin J. Gralnick................................ 2,337,395 (2)              12.8
c/o Chico's FAS, Inc.
11215 Metro Parkway
Ft. Myers, Florida  33912

Helene B. Gralnick ............................... 2,337,395 (2)              12.8
c/o Chico's FAS, Inc.
11215 Metro Parkway
Ft. Myers, Florida  33912

Rodin, Ltd........................................ 1,780,728 (2)              10.1
301 Congress, Suite 1900
Austin, Texas 78701

FMR Corp.......................................... 956,415 (3)                 5.4
Edward C. Johnson, III
Abigail P. Johnson
Fidelity Management Trust Company
82 Devonshire Street
Boston, MA  02109
and
Fidelity International Limited.
Pembroke Hall, 42 Crowlane
Hamilton, Bermuda

Charles J. Kleman................................. 264,223 (4)                 1.5

Scott A. Edmonds.................................. 33,400 (5)                   *

Patricia A. Murphy................................ 56,623 (6)                   *

Verna K. Gibson................................... 376,000 (7)                 2.1

Ross E. Roeder.................................... 74,500 (8)                   *

John W. Burden.................................... 40,000 (9)                   *

All Directors and Executive Officers as a Group
(10 persons)...................................... 3,193,340 (10)             17.1

-------------------------
* Less than one percent

(1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, all shares are held of record with sole voting and investment power. The number of shares reflected in the table and the related footnotes do not reflect the 3 for 2 stock split to be effected on or about May 16, 2001.

(2) Marvin J. Gralnick and Helene B. Gralnick are husband and wife. The number of shares shown for Marvin J. Gralnick and the number of shares shown for Helene B. Gralnick each represent the aggregate of all shares held by Rodin, Ltd., a Texas Limited Partnership. A limited liability company established by Mr. Gralnick and Ms. Gralnick and of which Mr. Gralnick and Ms. Gralnick are the sole members and managing members, is the sole general partner of Rodin, Ltd., owning an aggregate of 1% of the partnership interests. Mr. Gralnick owns limited partnership interests representing approximately 49.3% of the partnership interests, Ms. Gralnick owns separate limited partnership interests representing approximately 49.3% of the partnership interests and the remaining partnership interests are owned by a series of irrevocable intervivos trusts established by Mr. Gralnick and Ms. Gralnick for the benefit of their respective children. Also includes a total of 556,667 shares for Mr. Gralnick and Ms. Gralnick which are deemed to be beneficially owned by them by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.

(3) This information is derived from an Amendment to Schedule 13G dated as of February 14, 2001 (the "FMR Schedule 13G Amendment") filed by FMR Corporation ("FMR Corp."), Edward C. Johnson 3d and Abigail P. Johnson, and joined in by Fidelity Management & Research Company ("FMRC"), Fidelity Management Trust Company ("FMTC") and Fidelity International Limited ("FIL"). FMRC is shown to be the beneficial owner of 467,455 shares as a result of acting as investment adviser to various investment companies. Edward C. Johnson 3d and FMR Corp. each has sole power to dispose of 467,455 shares. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the various funds to which it is investment adviser, which power resides with the funds' respective Boards of Trustees. FMTC is the beneficial owner of 345,560 shares as a result of its serving as investment manager of certain institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of FMTC, each have sole dispositive power over 345,560 shares and sole power to vote or to direct the voting of 345,560 shares of common stock owned by the institutional accounts. Members of the Edward
         C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. FIL is shown to be the beneficial owner of 143,400 shares.

(4) Includes 5,335 shares owned by Mr. Kleman's son, 5,335shares owned by his daughter, 1,100 shares owned by his stepdaughter and 786 shares owned by Mr. Kleman's spouse. In addition, includes 241,667 shares deemed to be beneficially owned by Mr. Kleman by virtue of stock options that are currently exercisable or become exercisable within 60 days.

(5) Includes 500 shares owned by each of Mr. Edmonds' two daughters. In addition, includes 25,000 shares deemed to be beneficially owned by Mr. Edmonds by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.

(6) Includes 51,667 shares deemed to be beneficially owned by Ms. Murphy by virtue of certain stock options that are currently exercisable or become exercisable within 60 days.

(7) Includes 72,000 shares deemed to be beneficially owned by Ms. Gibson by virtue of certain stock options that are currently exercisable. 50,000 of the shares shown are subject to a "European collar" arrangement.

(8) Includes 3,000 shares owned by an Individual Retirement Account, 3,000 shares owned by a defined benefit plan, 50,000 shares deemed to be beneficially owned by Mr. Roeder by virtue of stock options that are currently exercisable.

(9) Includes 20,000 shares deemed to be beneficially owned by Mr. Burden by virtue of stock options that are currently exercisable.

(10) Pursuant to applicable Securities and Exchange Commission rules, the 1,780,728 shares of Common Stock owned by Rodin, Ltd. and the 556,667 exercisable options which are deemed to be beneficially owned by each of Marvin J. Gralnick and Helene B. Gralnick, are counted only once for purposes of this calculation.


       STOCKHOLDER PROPOSALS FOR PRESENTATIONS AT THE 2002 ANNUAL MEETING

       Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders and in the proxy statement for that meeting must be received by management of the Company at its executive offices on or before December 31, 2001.

       The Company's Amended and Restated Articles of Incorporation also require certain advance notice to the Company of any stockholder proposal and of any nominations by stockholders of persons to stand for election as directors at a stockholders' meeting. Notice of stockholder proposals and of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, notice must be received at the principal executive offices of the Company not less than 60 days prior to the meeting of stockholders; provided, however, that in the event that less than 70 days' notice prior to public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder, in order to be timely, must be so delivered or received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

       A stockholder's notice with respect to a proposal to be brought before the annual meeting must set forth in addition to the matters required to be set forth by the General Rules under the Securities Exchange Act of 1934; (a) a brief description of the proposal and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal.

       A stockholder's notice with respect to a director nomination must set forth (1) the name, age, business address and residence address of the person,
(2) the principal occupation or employment of the person, (3) the class and number of shares of the Company which are beneficially owned by such person, (4) all information that would be required to be included in a proxy statement soliciting proxies for the election of the nominee director (including such person's written consent to serve as a director if so elected). As to the stockholder providing such notice, such stockholder must set forth (1) the name and address, as they appear on the Company's books, of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by such stockholder on the date of such stockholder notice.

       The complete Amended and Restated Articles of Incorporation provisions governing these requirements are available to any stockholder without charge upon request from the Secretary of the Company.



                                             By Order of the Board of Directors,



                                             CHARLES J. KLEMAN, Secretary

Dated: April 30, 2001

Exhibit A

                                CHICO'S FAS, INC.
                                 AUDIT COMMITTEE
                           BOARD OF DIRECTORS CHARTER


AUTHORITY

     1. Board of Directors has established the Audit Committee (the Committee) with oversight responsibilities as described in this Charter or as additionally requested by the Board.

     2. The Charter should be reviewed periodically by the Committee and revised, as necessary, in response to the Company's needs.

     3. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities with concurrence of the Board.


MEMBERSHIP

     1. The Committee will consist of at least three Directors, each with no management responsibilities or material business relationships with the Company and each having no other relationship with the Company that may interfere with the exercise of his or her independence from management and the Company.

     2. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

     3.  The Chairman shall be designated by the Board of Directors.


TERM OF OFFICE

     1.  Members will serve for a term of at least two years.

     2. Rotation of members will be at the discretion of the Board of Directors and arranged to maintain continuity and fresh perspectives.


REPORTING AND COMMUNICATIONS

     1. The Committee Chairman shall report the Committee's activities to the full Board of Directors on a regular and timely basis.

     2. The Committee shall have free and open lines of communications with the independent and internal auditors, as well as prompt and unrestricted access to management and all relevant information.

MEETINGS

     1. The Committee will meet at least three times a year on a regular basis and additional times as circumstances require. If necessary, meetings may be conducted telephonically.

     2. Meetings will include, at least annually, private sessions with the internal and independent auditors.

     3. One meeting will be held prior to commencement of the audit to review the independence of the audit firm, the scope and fees of the audit and to clarify expectations (Appendix A).

     4. One meeting will be held upon completion of the audit to review the audit findings with the independent auditor and discuss the appropriateness of accounting principles and financial disclosure practices (Appendix B).


RESPONSIBILITIES OF THE AUDIT COMMITTEE

     1. Monitor the Company's financial organization and system of internal controls.

         o Evaluate auditor recommendations and management's response.
         o Assess the competence of the Company's financial reporting.

     2.  Oversee the Company's financial reporting.

         o Review and approve the Company's annual financial statements and Form 10-K prior to release.
         o Evaluate the clarity and disclosure of the company's public financial reporting.

     3. Monitor the engagement of the independent auditor and the effectiveness of the firm in carrying out its audit responsibilities.

         o Clarify expectations annually (see Appendix A).
         o Review and discuss appropriate matters (see Appendix B).

     4. Review the resources, qualifications, plans, and activities of the internal audit function and its effectiveness (Appendix C).

     5.  Other oversight functions as requested by the Board.

         o Periodically review with management procedures and processes in place to emphasize a high degree of ethical behavior.
         o Judge the nature of the intercompany transactions between the Company and its affiliates and related parties and evaluate the appropriateness of the related financial reporting and disclosures.

                                                                      Appendix A
                                CHICO'S FAS, INC.
                          AUDIT COMMITTEE EXPECTATIONS
                           (TO BE CLARIFIED ANNUALLY)




1. The independent auditor understands its client is the Board of Directors, as the shareholders' representative and is ultimately accountable to the Board of Directors and the Audit Committee.

2. Financial management and the independent auditor will perform a timely analysis of significant financial reporting issues and practices.

3. Financial management and the independent auditor will discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

4. The independent auditor will be available to the Board of Directors at least annually to help provide a basis for the Board to recommend to shareholders the appointment of the auditor for ratification of the Board's selection of the auditor. The Audit Committee and Board of Directors will have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder ratification or approval in any proxy statement).

5. Financial management will advise the Committee on a timely basis if and when it seeks a second opinion on significant accounting issues or has a disagreement with the independent auditor which would require public reporting in the event of an auditor change.

6. The Committee will maintain open lines of communication with the independent auditor, the chief accounting and financial officers, and the internal audit function.

                                                                      Appendix B
                                CHICO'S FAS, INC.
                                 AUDIT COMMITTEE
                 DISCUSSION TOPICS WITH THE INDEPENDENT AUDITOR

ACCOUNTING PRINCIPLES AND DISCLOSURES

     (1) The auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

     (2) The auditor's views about whether management's choices of accounting principles are conservative, moderate or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

     (3) The auditor's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices.

     (4) The auditor's reasoning in determining the appropriateness of the accounting principles and disclosure practices adopted by management for new transactions or events.

     (5) The auditor's reasoning in accepting or questioning significant estimates made by management.

     (6) The auditor's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders and public views and attitudes about the Company.


INTERNAL CONTROL SYSTEM MATRIX

     (1) Independent auditor's recommendations.

     (2) Management's response and resulting actions.

     (3) Discussion of specific matters as requested or appropriate.


AUDIT SCOPE AND AUDITOR INDEPENDENCE

     (1) Adequacy of the independent auditor's scope, approach, and reports.

     (2) The nature and extent of advisory services provided by the audit firm and consideration of any impact on auditor independence. The Audit Committee is responsible (i) for ensuring that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Company, (ii) for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and (iii) for recommending that the Board of Directors take appropriate action in response to the independent auditors' report in order to satisfy itself of the independent auditors' independence.

     (3) Unusual pressures or other matters which could impair auditor independence.


OTHER MATTERS AS APPROPRIATE

                                                                      Appendix C
                                CHICO'S FAS, INC.
                                 AUDIT COMMITTEE
                         INTERNAL AUDIT FUNCTION REVIEW


1. The internal audit function will have an important reporting responsibility to the Audit Committee of the Board of Directors, as well as to Company management.

2. The Audit Committee is responsible for reviewing the annual plan for the internal audit function, including providing input on important areas of emphasis for executing the internal audit plan.

3. The internal audit function will be an important element of the internal control structure at the Company. Specifically, the internal audit function will perform a review of the internal controls in operation and report its findings to the appropriate members of management. Follow-up actions will be monitored.

4. Those developing and executing the internal audit plan will be available to the Audit Committee at least annually to discuss the planned audit scopes, work completed, and findings.

                                CHICO'S FAS, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2001


            The undersigned, a stockholder of CHICO'S FAS, INC. (the "Company"), hereby appoints Marvin J. Gralnick, Charles J. Kleman and Scott A. Edmonds, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sanibel Harbour Resort, Fort Myers, Florida at 2:00 P.M., local time, on June 19, 2001 and any adjournments or postponements thereof (the "Annual Meeting"), and to vote at the Annual Meeting all the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting, with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated April 30, 2001 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified on the reverse side.


            The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. IF THE UNDERSIGNED DOES NOT SPECIFY A CHOICE, THE SHARES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, FOR THE PROPOSAL TO RATIFY THE AMENDMENT OF THE 1993 EMPLOYEE STOCK PURCHASE PLAN, FOR THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES, AND IN THE DISCRETION OF THE PROXIES FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
-------------------------------------------------------------------------------
                         /*\FOLD AND DETACH HERE/*\

The Board of Directors recommends voting FOR the following nominees and proposals:


1.   ELECTION OF DIRECTORS       Nominees for Class II Directors:                2.   PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR
                                 Helene B. Gralnick and Verna K. Gibson               ANDERSEN LLP AS THE COMPANY'S INDEPENDENT
                                                                                      CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL
        FOR the nominees                      WITHHOLD                                YEAR ENDING FEBRUARY 2, 2002
     listed above (except as                 AUTHORITY
     marked to the contrary)            to vote for all the                               FOR          AGAINST          ABSTAIN
                                       nominees listed above

          /  /                                 /  /                                       /  /           /  /            /  /

   (INSTRUCTION: To withhold authority to vote for any individual nominee(s), print the name of such nominee(s) below.)

                 ---------------------------------------------
3.   PROPOSAL TO RATIFY THE AMENDMENT OF THE 1993 EMPLOYEE                       4.   PROPOSAL TO AMEND THE COMPANY'S AMENDED AND
     STOCK PURCHASE PLAN                                                              RESTATED ARTICLES OF INCORPORATION TO INCREASE
                                                                                      THE COMPANY'S AUTHORIZED COMMON STOCK FROM
                 FOR                 AGAINST              ABSTAIN                     50,000,000 SHARES TO 100,000,000 SHARES

                 /  /                 /  /                 /  /                           FOR          AGAINST          ABSTAIN

                                                                                          /  /           /  /            /  /
5    OTHER MATTERS:  Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting.






                                                                                          --------------------------------------
                                                                                          Signature

                                                                                          --------------------------------------
                                                                                          Signature if held jointly

                                                                                          The stockholder signing above
                                                                                          acknowledges receipt of (1) the Company's
                                                                                          2001 Annual Report to Stockholders and
                                                                                          (2) the Company's Notice of Annual
                                                                                          Meeting and Proxy Statement dated
                                                                                          April 30, 2001 relating to the Annual
                                                                                          Meeting. The stockholder signing above
                                                                                          does hereby revoke any proxy previously
                                                                                          given with respect to the shares
                                                                                          represented by this Proxy.

                                                                                              Date                          , 2001
                                                                                                   -------------------------


                                                                                          NOTE: Your signature should appear as
                                                                                          your name appears hereon. As to shares
                                                                                          held in joint names, each joint owner
                                                                                          should sign. If the signer is a
                                                                                          corporation, please sign full corporate
                                                                                          name by a duly authorized officer. If a
                                                                                          partnership, please sign in partnership
                                                                                          name by an authorized person. If signing
                                                                                          as attorney, executor, administrator,
                                                                                          trustee, guardian, or in other
                                                                                          representative capacity, please give
                                                                                          full title as such.



                                                                                          PLEASE MARK, SIGN AND DATE THIS PROXY
                                                                                          CARD AND PROMPTLY RETURN IT USING THE
                                                                                          ENCLOSED ENVELOPE.

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                             /*\FOLD AND DETACH HERE/*\

                                CHICO'S FAS, INC.

                        1993 EMPLOYEE STOCK PURCHASE PLAN

  (restated to reflect impact of a 2-for-1 stock split with respect to shares outstanding as of December 31, 1993 and related amendment adopted December 18, 1993, an amendment adopted October 9, 1998 extending the term of the plan, a 2-for-1 stock split with respect to shares outstanding as of December 27, 1999 and related amendment adopted December 14, 1999, an amendment adopted April 18, 2000 modifying the fair market value definition and eliminating the payroll deduction feature of the plan, an amendment adopted
   April 10, 2001 to limit the impact of certain plan adjustments as a result of stock splits and other stock adjustments and an amendment adopted
                  April __, 2001 extending the term of the plan)

                                    ARTICLE 1

                                     PURPOSE

    The purpose of the Chico's FAS, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Chico's FAS, Inc. (the "Company") and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of authorized but unissued shares of common stock (par value $.01 per share) of the Company (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or any statute or regulation of similar import. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                    ARTICLE 2

                                   DEFINITIONS

    The following words and terms as used herein shall have that meaning set forth therefor in this Article 2 unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

    2.1    Reserved

    2.2 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

    2.3    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    2.4 "Committee" shall mean the Employee Stock Purchase Plan Committee of the Board.

    2.5 "Common Stock" shall mean the common stock, $.01 par value, of the Company.

    2.6 "Company" shall mean Chico's FAS, Inc., a Florida corporation, and any successor.

    2.7 "Compensation" shall mean an Eligible Employee's regular salary and wages, overtime pay, bonuses and commissions (in all cases, before any reduction for elective contributions to any Code Section 401(k) or Code
Section 125 Plan), but does not include credits or benefits under the Plan, or any amount contributed by the Company to any pension, profit sharing or employee stock ownership plan, or any employee welfare, life insurance or health insurance plan or arrangement, or any deferred compensation plan or arrangement.

    2.8 "Eligible Employee" shall mean any individual employed by the Company or any Subsidiary who meets the eligibility requirements of Article
4. The Committee shall have the sole power to determine who is and who is not an Eligible Employee.

    2.9 "Fair market value" of the shares of Common Stock shall mean the closing price, on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock on the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the closing price on such day in the over-the-counter market as reported by the National Association of Security Dealers Automated Quotation System (Nasdaq), or Nasdaq's successor, or if not reported on Nasdaq, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors.

    2.10   "Purchase Documents" is defined in Section 6.1.

    2.11 "Plan" shall mean the Chico's FAS, Inc. 1993 Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

    2.12   "Shares" shall mean shares of the Common Stock.

    2.13 "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                                   ARTICLE 3

                                 ADMINISTRATION

    3.1 COMMITTEE. This Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board and a disinterested person (as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, or any statute or regulation of similar import), and none of whom shall be eligible to participate under the Plan. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

    3.2 ORGANIZATION. The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

    3.3 POWER AND AUTHORITY. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion: (a) to determine the employees of the Company and its Subsidiaries who are eligible to participate in the Plan; (b) to determine the purchase price of the shares of Common Stock being offered; and (c) to interpret the Plan, and to prescribe, amend and rescind rules and regulations with respect thereto. The interpretation and construction by the Committee of any provision of the Plan over which it has discretionary authority shall be final and conclusive. All actions and policies of the Committee shall be consistent with the qualification of the Plan at all times as an employee stock purchase plan under Section 423 of the Code.

        (a) NO LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

                                   ARTICLE 4

                      EMPLOYEES ELIGIBLE TO PARTICIPATE

    4.1 GENERAL RULE. Any person, including any officer but not a person who is solely a director, who is in the employment of the Company or any Subsidiary on the first day of an offering period is eligible to participate in the Plan with respect to that offering, except (a) a person who has been employed less than one year; (b) a person whose customary employment is 20 hours or less per week; and (c) a person whose customary employment is for not more than five months in any calendar year.

    4.2 SPECIAL RULES. Notwithstanding any provision of the Plan to the contrary, no employee shall be eligible to subscribe for any shares under the Plan if:

          (a) immediately after the subscription, the employee would own stock and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary (as determined in accordance with the provisions of Section 423(b)(3) of the Code);

          (b) the subscription would permit his rights to purchase shares under all stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate that exceeds $25,000 of fair market value of such shares (determined at the time such right to subscribe accrues) for each calendar year in which such right to subscribe is outstanding at any time;

          (c)    the subscription is otherwise prohibited by law; or

          (d) except with respect to the first offering period (the offering period ending May 31, 1993), his employment is terminated for any reason prior to the time revocation or cancellation of participation in an offering is prohibited under Section 6.2, and with respect to the first offering period, his employment is terminated for any reason prior to the time he elects to participate in such offering by satisfying the conditions of Section 6.1.

                                    ARTICLE 5

                                     OFFERS

    5.1 OFFERING PERIODS. There shall be twenty (20) offering periods under the Plan: the first offering period shall commence on the effective date of the Plan and shall conclude on May 31, 1993; thereafter, a separate offering period shall commence on the first day and conclude on the last day of the months of May and November in each of the years 1993, 1994, 1995, 1996, 1997, 1998, 1999, 2000, 2001 and 2002. Except for the maximum number of shares to be offered under the Plan, except for a lack of available shares, and except for the limitation on the number of shares for which each Eligible Employee may subscribe, there shall be no limit on the aggregate number of shares for which subscriptions may be made with respect to any particular offering. The right of an Eligible Employee to subscribe to shares in an offering shall not be deemed to accrue until the first day of that offering period.

    5.2 PRICE. The purchase price per share for an offering period shall be 85% of the fair market value of the Common Stock on the last day immediately preceding the first day of the offering period; provided, however, that with respect to the first offering period (the offering period ending May 31, 1993), the purchase price per share shall be 85% of the lesser of (a) the fair market value of the Common Stock on the last day immediately preceding the first day of the offering period or (b) the fair market value of the Common Stock on the last day immediately preceding the last day of the offering period.

    5.3    NUMBER OF SHARES TO BE OFFERED.

           (a) The maximum number of shares of Common Stock that may be offered under the Plan is 227,714.

           (b) In each offering, an Eligible Employee shall be entitled to subscribe for a total number of shares of Common Stock equal to one share for each One Hundred Twenty-Five Dollars ($125.00) of Compensation paid to him for the calendar year immediately preceding the year in which the offering occurs. However, no Eligible Employee shall be entitled to subscribe in any offering to more than eight hundred (800) shares or (for those Eligible Employees who are entitled to purchase at least ten (10) shares) fewer than ten (10) shares. Notwithstanding the provisions of Section 8.1, no stock adjustment referred to therein shall operate to change (i) from ten (10) the minimum number of shares required to be subscribed for by an Eligible Employee in any offering in order for such Eligible Employee to participate in such offering, (ii) from eight hundred (800) the maximum number of shares that may be subscribed for by an Eligible Employee in any offering, or (iii) from One Hundred Twenty Five Dollars ($125.00) the dollar amount used in computing the number of shares to which an Eligible Employee is entitled to subscribe in each offering.

           (c) Subscriptions shall be allowed for full shares only. Any rights to subscribe for fractional shares shall be void; and any computation relating to fractional shares shall be rounded down to the next lowest whole number of shares.

           (d) If with respect to any offering the available shares are oversubscribed, the aggregate of the subscriptions allowable under Section 5.3(b) shall be reduced to such lower figure as may be necessary to eliminate the oversubscription. Such reduction shall be effected on a proportionate basis as equitably as possible; but in no event shall such reduction result in a subscription of less than the minimum subscription or a subscription for fractional shares. In the event of an oversubscription and cutback as provided in this paragraph (d), the Company will refund to the participating employees any excess payment for subscribed shares as soon as practicable after completion of the offering.

                                    ARTICLE 6

                             PARTICIPATION AND PAYMENT

    6.1 ELECTION TO PARTICIPATE. An Eligible Employee may become a participant in an offering (a) by completing a subscription agreement, indicating the number of shares of Common Stock to be purchased, and such other documents as the Company may require (the "Purchase Documents"); and
(b) by tendering the Purchase Documents and cash or a check (payable in U.S. funds) for the full subscription price (less the amount to be withdrawn from such Eligible Employee's Account pursuant to Section 7.3) to the Secretary of the Company (or such other person as may be designated by the Committee) at any time during the offering. With respect to the first offering period (the offering period ending May 31, 1993), the Eligible Employee shall tender an amount equal to the purchase price based on the fair market value of the stock as of the beginning of the offering period. If the final purchase price is less, the Company shall refund the excess amount to the Eligible Employee as soon as practicable after the close of the offering period. Purchase Documents and cash or check received by the Secretary of the Company (or other designated person) before or after the offering shall be void and shall be given no effect with respect to the offering; and the Secretary shall return such documents and cash or check to the involved employee as soon as practicable after receipt.

    6.2 NO REVOCATION OF ELECTION. No election to participate in an offering may be revoked or cancelled by an Eligible Employee once the Purchase Documents and full payment have been tendered to the Company; provided, however, that with respect to the first offering period (the period ending May 31, 1993), an Eligible Employee may revoke his election to participate in the offering by providing written notice thereof to the Secretary of the Company (or other designated person) on or before the last day of such offering period. Such revocation may be with respect to all or less than all of the shares of Common Stock originally elected to be purchased. In the event of any such revocation, the Company shall refund to such Eligible Employee, as soon as practicable after such revocation, the amount previously tendered for the shares to which the revocation relates.

    6.3 NO INTEREST. No interest shall be payable on the purchase price of the shares of Common Stock subscribed for or on the funds returned to employees as a result of an oversubscription, an overpayment, pursuant to
Section 6.1 for early or late delivery, or pursuant to Section 6.2 after a revocation.

    6.4    DELIVERY OF CERTIFICATES REPRESENTING SHARES.

           (a) As soon as practicable after the completion of each offering, the Company shall deliver or cause to be delivered to each participating employee a certificate or certificates representing the shares of Common Stock purchased in the offering.

           (b) Certificates representing shares of Common Stock to be delivered to a participating employee under the Plan will be registered in the name of the participating employee, or if the participating employee so directs, by written notice to the Company prior to the termination date of the pertinent offering, and to the extent permitted by applicable law, in the names of the participating employee and one such other person as may be designated by the participating employee, as joint tenants with rights of survivorship.

    6.5 RIGHTS AS STOCKHOLDER. No participating employee shall have any right as a stockholder until after the completion of the offering in which the employee participated and the date on which he becomes a record owner of the shares purchased under the Plan (the "record ownership date"). No adjustment shall be made for dividends or other rights for which the record date is prior to the record ownership date.

    6.6 TERMINATION OF EMPLOYMENT. An employee whose employment is terminated for any reason shall have no right to participate in the Plan after termination. However, the termination shall not affect any election to participate in the Plan that is made prior to termination in accordance with the provisions of Section 6.1.

    6.7 RIGHTS NOT TRANSFERABLE. The right of an Eligible Employee to participate in the Plan shall not be transferable by the employee, and no right of an Eligible Employee under this Plan may be exercised after his death, by his Personal Representative or anyone else, or during his lifetime by any person other than the Eligible Employee.

                                   ARTICLE 7

                                    RESERVED


                                   ARTICLE 8

                                 MISCELLANEOUS

    8.1    STOCK ADJUSTMENTS.

           (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, and the number of shares of Common Stock and the purchase price per share of Common Stock then subject to subscription by Eligible Employees, shall be proportionately and appropriately adjusted for any such increase or decrease.

           (b) Subject to any required action by the stockholders, if any change occurs in the shares of Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the shares of Common Stock, then, in any such event, the number and type of shares then subject to subscription by Eligible Employees, and the purchase price thereof, shall be proportionately and appropriately adjusted for any such change.

           (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be shares of Common Stock within the meaning of the Plan.

           (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Committee, whose determination in that respect shall be final, binding and conclusive.

           (e) Except as hereinabove expressly provided in this Section 8.1, an Eligible Employee shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any subscription.

           (f) The existence of the Plan, and any subscription for shares of Common Stock hereunder, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

    8.2 NECESSITY FOR DELAY. If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock covered by the Plan upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan or the offering, issue or purchase of shares thereunder, the Plan shall not be effective as to later offerings unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 8.2 become operative and if, as a result thereof, an offering is missed in whole or in part, then and in that event, the missed portion of the offering shall be passed and the term of the Plan shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

    8.3    TERM OF PLAN.  The Plan, unless sooner terminated as provided in
Section 8.4, shall commence upon the satisfaction of the conditions of
Section 8.9 and shall terminate on the conclusion of the offering to be made in November 2001.

    8.4 AMENDMENT OF THE PLAN; TERMINATION. The Board shall have the right to revise, amend or terminate the Plan at any time without notice, provided that no Eligible Employee's existing rights are adversely affected thereby without the consent of the Eligible Employee, and provided further that, without approval of the stockholders of the Company, no such revision or amendment shall (a) increase the total number of shares of Common Stock to be offered; (b) change the formula by which the price at which the shares shall be sold is determined; (c) increase the maximum number of shares of Common Stock that an employee can purchase; (d) materially modify the requirements as to eligibility for participation in the Plan; (e) otherwise materially increase the benefits under the Plan to Eligible Employees; or (f) remove the administration of the Plan from the Committee.

The foregoing prohibitions shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 8.1.

    8.5 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

    8.6 NO OBLIGATION TO PARTICIPATE. The offering of any Common Stock under the Plan shall impose no obligation upon any Eligible Employee to subscribe to purchase any such shares.

    8.7 NO IMPLIED RIGHTS TO EMPLOYEES. The existence of the Plan, and the offering of shares of Common Stock under the Plan, shall in no way give any employee the right to continued employment, give any employee the right to receive any Common Stock or any additional Common Stock under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan.

    8.8 WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require a participating employee to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

    8.9 CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the satisfaction of all the following conditions, with the effective date of the Plan being the date that the last such condition is satisfied:

           (a)    the adoption of the Plan by the Board of Directors;

           (b) the approval of the Plan by the stockholders of the Company within 12 months after its adoption by the Board; and

           (c) the closing of the initial public offering of the Company's stock.